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                                                                  EXHIBIT-10.22



                           WAIVER AND AMENDMENT NO. 1
                        TO MULTICURRENCY CREDIT AGREEMENT
                          Dated as of November 15, 1997


                  THIS WAIVER AND AMENDMENT NO. 1 TO MULTICURRENCY CREDIT AGREEMENT ("Amendment") is made as of November 15, 1997 by and among BRIGHTPOINT, INC., BRIGHTPOINT INTERNATIONAL LTD., the subsidiary borrowers from time to time party thereto (collectively, the "Borrowers"), the guarantors from time to time party thereto (the "Guarantors"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as syndication agent (the "Syndication Agent"), and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and as administrative agent (the "Administrative Agent"; and together with the Syndication Agent, the "Agents") on behalf of the Lenders under that certain Multicurrency Credit Agreement dated as of June 24, 1997 by and among the Borrowers, the Guarantors, the Lenders and the Agents, as modified by the letter agreement dated August 8, 1997 (as so modified, and as further amended, modified or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

                  WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents are parties to the Credit Agreement;

                  WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and

                  WHEREAS, the Lenders and the Agents are willing to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

         1. Amendments to Credit Agreement. Effective as of October 31, 1997 and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

                  1.1 Section 1.1 of the Credit Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order:

         "Domestic Subsidiary" shall mean a Subsidiary formed pursuant to the laws of any state of the United States.



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         "Material Subsidiary" shall mean a direct or indirect Subsidiary of the
Company whose consolidated total assets (directly and together with its Subsidiaries) are, at any time, greater than $1,000,000.

                  1.2. Section 6.2(M) of the Credit Agreement is hereby amended and as so amended and restated shall read in its entirety as follows:

         "(M) Additional Guarantors/Pledge of Capital Stock. (a) Brightpoint will cause each Material Subsidiary which is a Domestic Subsidiary and which is not a Subsidiary Borrower, within 30 days after becoming a Material Subsidiary, to execute and deliver to the Administrative Agent a Guarantor Assumption Letter pursuant to which it agrees to be bound by the provisions of Article IX, together with corporate resolutions and such other corporate documentation as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

         (b) Brightpoint shall deliver an agreement evidencing the pledge, to the Administrative Agent, for the benefit of the Holders of Secured Obligations, of 65% of the Capital Stock of each Material Subsidiary which is not a Domestic Subsidiary and which is not a Subsidiary Borrower, within 60 days after such Subsidiary has become a Material Subsidiary, together with corporate resolutions and such other corporate documentation as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent."

                  1.3 Clause (vii) of Section 6.3(E) of the Credit Agreement is hereby amended by replacing the dollar amount "$10,000,000" with the dollar amount "$20,000,000".

                  1.4. Section 6.3(G) of the Credit Agreement is hereby amended to read in its entirety as follows:


         "(G) Conduct of Business; Subsidiaries; Acquisitions. Neither Brightpoint nor any of its Subsidiaries shall engage in any business other than the businesses engaged in by them on the date hereof and any business or activities which are substantially similar, related or incidental thereto. Brightpoint shall not and shall not permit any of its Subsidiaries to enter into any transaction or series of transactions in which it acquires all or any significant portion of the assets (including, without limitation, the Capital Stock thereof) of another Person unless such purchase meets the following requirements (each such purchase constituting a "PERMITTED ACQUISITION"):

                  (1) prior to each such purchase, Brightpoint shall deliver to the Administrative Agent and the Lenders a certificate from one of Brightpoint's Authorized Officers certifying that no Default or Unmatured Default shall have occurred and be continuing or would result from such transaction or transactions or the incurrence of any Indebtedness in connection therewith; provided, that the Administrative Agent, in its sole discretion or at the request of the Required Lenders, may require that Brightpoint deliver to the Administrative Agent and the Lenders a certificate from one of Brightpoint's Authorized Officers demonstrating to the satisfaction of the Administrative Agent and the Required Lenders that after giving effect to such transaction or transactions and the incurrence of any Indebtedness permitted by Section 6.3(A) in connection therewith on a pro forma basis as if such acquisition and such incurrence of Indebtedness had occurred on the first day of the twelve-month period ending on the last day of Brightpoint's most recently completed fiscal quarter, Brightpoint would have been in compliance with all provisions of Section 6.4 at all times during such twelve-month period;

                  (2) the purchase is consummated pursuant to a negotiated acquisition agreement on a non-hostile basis and involves the purchase of a business line similar, related or incidental to that of Brightpoint's and its Subsidiaries as of the Closing Date; and



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                  (3) the aggregate purchase price (including assumed
         liabilities) in connection with all such transactions during any twelve month period shall not exceed:

                           (A) for any single transaction or series of related
                  transactions, $10,000,000; provided not more than $5,000,000 of such amount shall be consideration paid in cash or Cash Equivalents; and

                           (B) for all transactions during the twelve-month
                  period ending on the date of such transaction, $20,000,000; provided not more than $10,000,000 of such amount shall be consideration paid in cash or Cash Equivalents."


                  1.4. Section 6.4(F) of the Credit Agreement is hereby amended to read in its entirety as follows:


         "(F) Capital Expenditures. Brightpoint will not, nor will it permit any Subsidiary to, expend, or be committed to expend, for Capital Expenditures during any one fiscal year in the aggregate for Brightpoint and its Subsidiaries in excess of (a) $20,000,000 for the fiscal year ending December 31, 1997, (b) $20,000,000 for the fiscal year ending December 31, 1998 and (c) for each fiscal year thereafter the sum of (i) $20,000,000 plus (ii) the product of $2,000,000 multiplied by the number of complete fiscal years after December 31, 1998."

         2. Limited Waivers. Upon the effectiveness of this Amendment, the Lenders hereby waive:

                  (a) the Default or Defaults, if any, arising out of any breach by the Borrowers of Section 6.4(F) or Section 6.2(G) of the Credit Agreement which may have occurred prior to the effectiveness of this Amendment; provided, that, if this Amendment had been effective at the time of such Default, the circumstances causing such Default would not then cause a Default;

                  (b) the Default arising out of the breach by the Borrowers of
         Section 6.2(N) of the Credit Agreement by reason of the failure of Brightpoint International Ltd. to pledge of 65% of the Capital Stock of Brightpoint Sweden AB to the Administrative Agent, for the benefit of the Holders of Secured Obligations, on or prior to October 31, 1997; and

                  (c) the Default arising out of the breach by the Borrowers of
         Section 6.2(G) of the Credit Agreement arising out of the failure of Brightpoint to deliver, prior to the acquisition by Brightpoint China Limited of Legend International (Asia) Limited, a certificate from one of Brightpoint's Authorized Officers certifying that no Default or Unmatured Default shall have occurred and be continuing or would result from such transaction or transactions or the incurrence of any Indebtedness in connection therewith.

         3. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of October 31, 1997, if, and only if, the Administrative Agent shall have received each of the following:


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                  (a)      duly executed originals of this Amendment from the
         Borrowers, the Guarantors and the Required Lenders;

                  (b) a duly executed original of the Share Pledge Agreement between Brightpoint International Ltd. and The First National Bank of Chicago, as Administrative Agent, evidencing the pledge of 65% of the Capital Stock of Brightpoint Sweden AB to the Administrative Agent, for the benefit of the Holders of Secured Obligations, together with such other documentation necessary to effectuate such pledge;

                  (c) a certificate from one of Brightpoint's Authorized Officers certifying that no Default or Unmatured Default has occurred and is continuing or will result from the acquisition by Brightpoint China Limited of Legend International (Asia) Limited or the incurrence of Indebtedness, if any, in connection therewith; and

                  (d) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

         4. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

                  (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and other Loan Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

         5. Reference to the Effect on the Credit Agreement.

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

                  (b) Except as specifically amended and waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         6. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.


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         7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

         8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

         11. Reaffirmation of Guaranties and other Loan Documents. Each of the Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of such Guarantor under the Credit Agreement or any other Loan Documents, (iii) reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and is hereby ratified and confirmed.


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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.



                                             BRIGHTPOINT, INC.
                                              as a Borrower and Guarantor

                                             By:___________________________
                                                Name:
                                                Title:


                                             BRIGHTPOINT INTERNATIONAL LTD.
                                              as a Borrower and Guarantor

                                             By:___________________________
                                                Name:
                                                Title:


                                             BRIGHTPOINT (UK) LIMITED,
                                              as a Subsidiary Borrower and
                                              Guarantor

                                             By:___________________________
                                                Name:
                                                Title:


                                             BRIGHTPOINT AUSTRALIA PTY. LIMITED,
                                              as a Subsidiary Borrower and
                                              Guarantor

                                             By:___________________________
                                                Name:
                                                Title:

                                             BRIGHTPOINT CHINA LIMITED,
                                              as a Subsidiary Borrower and
                                              Guarantor

                                             By:___________________________
                                                Name:
                                                Title:


                                                Signature Page Brightpoint, Inc.
                                                 Amendment to Credit Agreement



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                                  BRIGHTPOINT EMA LIMITED,
                                   as a Guarantor

                                  By:___________________________
                                     Name:
                                     Title:


                                  BRIGHTPOINT AUSTRALASIA PTY. LIMITED,
                                                       as a Guarantor

                                  By:___________________________
                                     Name:
                                     Title:



                                  BRIGHTPOINT INTERNATIONAL (ASIA PACIFIC)
                                  PTE LTD., as a Guarantor

                                  By:___________________________
                                     Name:
                                     Title:



                                  BRIGHTPOINT F.S.C. INC., as a Guarantor

                                  By:___________________________
                                     Name:
                                     Title:



                                  RPS INDUSTRIES COMPANY LIMITED, as a Guarantor

                                  By:___________________________
                                     Name:
                                     Title:



                                                Signature Page Brightpoint, Inc.
                                                 Amendment to Credit Agreement

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                                         THE FIRST NATIONAL BANK OF CHICAGO
                                          as the Administrative Agent, an
                                          Issuing Lender, the Swing Line
                                          Lender, an Alternate Currency Agent
                                          and as a Lender

                                         By:___________________________
                                            Name:
                                            Title:

                                         BANK ONE, INDIANA, NATIONAL ASSOCIATION
                                          as the Syndication Agent, an Issuing
                                          Lender and as a Lender

                                         By:___________________________
                                            Name:
                                            Title:

                                         BANK BOSTON, N.A.
                                          as a Lender

                                         By:___________________________
                                            Name:
                                            Title:
                                         CORESTATES BANK, N.A.
                                          as a Lender

                                         By:___________________________
                                            Name:
                                            Title:

                                         SUNTRUST BANK OF CENTRAL FLORIDA,
                                         NATIONAL ASSOCIATION
                                          as a Lender

                                         By:___________________________
                                            Name:
                                            Title:

                                         THE BANK OF NOVA SCOTIA
                                          as a Lender

                                         By:___________________________
                                            Name:
                                            Title:


                                                Signature Page Brightpoint, Inc.
                                                  Amendment to Credit Agreement

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                                              CREDIT LYONNAIS CHICAGO BRANCH
                                               as a Lender

                                              By:___________________________
                                                 Name:
                                                 Title:

                                              THE BANK OF TOKYO-MITSUBISHI, LTD.
                                               CHICAGO BRANCH
                                               as a Lender

                                              By:___________________________
                                                 Name:
                                                 Title:

                                              THE FUJI BANK, LIMITED
                                               as a Lender

                                              By:___________________________
                                                 Name:
                                                 Title:


                                                Signature Page Brightpoint, Inc.
                                                  Amendment to Credit Agreement